                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1994 94-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1994 to July 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of August, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                  7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994

                             CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                             TRUST ACCOUNT #3331928-0
                             REMITTANCE DATE: 8/15/94

                                                 Total $        Per $1,000
                                                 Amount          Original
                                                --------      ------------
Class A Certificates
- - --------------------
(1)   Amount available (including Monthly
      Servicing Fee)                           5,503,302.37

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                 641,739.88      5.13391904
          b. Class A-2 Interest                 336,875.00      6.12500000
          c. Class A-3 Interest                 288,750.00      6.41666667
          d. Class A-4 Interest                 329,166.67      6.58333340
          e. Class A-5 Interest                 485,065.83      6.91666662

    (3)   Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00             .00

    (4)   Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00             .00

B.  Principal
    (5)   Formula Principal Distribution
          Amount                              2,310,241.16             N/A
          a. Scheduled Principal                943,638.46             N/A
          b. Principal Prepayments            1,366,602.70             N/A
          c. Liquidated Contracts                      .00             N/A
          d. Repurchases                               .00             N/A

    (6)   Pool Scheduled Principal
            Balance                         379,872,342.08    979.58484220
   (6a)   Pool Factor                            .97958484

    (7)   Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                         .00

    (8)   Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)          88.84%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                  7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994
                                     Page 2

                             CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                             TRUST ACCOUNT #3331928-0
                             REMITTANCE DATE: 8/15/94


                                             Total $        Per $1,000
                                             Amount          Original
                                         --------------     -----------
   (9)  Class A Percentage for the following
        Remittance Date                           88.77%

  (10)  Class A Principal Distribution:
        a. Class A-1                       2,310,241.16     18.48192928
        b. Class A-2                                .00             .00
        c. Class A-3                                .00             .00
        d. Class A-4                                .00             .00
        e. Class A-5                                .00             .00

  (11)  Class A-1 Principal Balance      117,083,223.96    936.66579168
 (11a)  Class A-1 Pool Factor                 .93666579

  (12)  Class A-2 Principal Balance       55,000,000.00    1000.0000000
 (12a)  Class A-2 Pool Factor                1.00000000

  (13)  Class A-3 Principal Balance       45,000,000.00    1000.0000000
 (13a)  Class A-3 Pool Factor                1.00000000

  (14)  Class A-4 Principal Balance       50,000,000.00    1000.0000000
 (14a)  Class A-4 Pool Factor                1.00000000

  (15)  Class A-5 Principal Balance       70,130,000.00    1000.0000000
 (15a)  Class A-5 Pool Factor                1.00000000

  (16)  Unpaid Class A Principal Shortfall
        (if any)following current Remittance
        Date                                        .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (17)  31-59 days                         1,189,190.65              48

  (18)  60 days or more                      570,131.95              21

  (19)  Current Month Repossessions           16,121.45               1

  (20)  Repossession Inventory                64,704.34               3

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                  7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994
                                     Page 3

                             CUSIP#'S 393505-CB6, CC4, CD2, CE0, CF7
                             TRUST ACCOUNT #3331928-0
                             REMITTANCE DATE: 8/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                           .15%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                .08%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                           .31%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                .25%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from June 1, 1999 to
         May 31, 2000, 9% from June 1, 2000 to
         May 31, 2001 and 10% thereafter)                            0

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                        0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.75%)                                       0

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 22%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $7,755,782.36                                        11.16%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994

                                  CUSIP#'S 393505CG5, CH3
                                  REMITTANCE DATE: 8/15/94

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     ------        -----------
 CLASS B1 CERTIFICATES
 -----------------------
 (1)  Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                              1,111,463.83

 (2)  Class B-1 Remittance Rate (8.25% unless
      Weighted Average Contract Rate is
      below 8.25%)                                        8.25%

 (3)  Aggregate Class B1 Interest                   119,968.75      6.87500000

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                                .00             .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                   .00             .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date             .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                .00

(7a)  Class B Percentage for the following
      Remittance Date                                      .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)               .00

(9a)  Class B1 Principal Shortfall                         .00

(9b)  Unpaid Class B1 Principal Shortfall                  .00

(10)  Class B Principal Balance                  42,659,118.12

(11)  Class B1 Principal Balance                 17,450,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994
                                     Page 2

                                  CUSIP#'S 393505CG5, CH3
                                  REMITTANCE DATE: 8/15/94


Class B2 and C Certificates
- - ---------------------------
(12)  Remaining Amount Available               991,495.08

(13)  Class B-2 Remittance Rate (8.55%
      unless Weighted Average Contract
      Rate is less than 8.55%)                       8.55%

(14)  Aggregate Class B2 Interest              179,614.97     7.12500013

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                           .00            .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                              .00            .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date        .00

(18)  Class B2 Principal Liquidation Loss Amount      .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)       .00

(20)  Guarantee Fee                                   .00

(21)  Class B2 Principal Balance            25,209,118.12

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                         159,242.74

(23)  Class C Residual Payment                 652,637.37

(24)  Repossessed Contracts                     16,121.45

(25)  Repossessed Contracts Remaining in
       Inventory                                64,704.34

(26)  Weighted Average Contract Rate             10.28552